CREDIT FROM BANKS AND OTHERS	12 Months Ended
Dec. 31, 2023
Credit From Banks And Others [Abstract]
CREDIT FROM BANKS AND OTHERS [Text Block]
NOTE 13:-	CREDIT FROM BANKS AND OTHERS

	December 31,
	2023	2022

Short-term credit from banks	$3,227	$5,084
Short-term credit from others	6,090	4,162
Check receivables	2,802

	$12,119	$9,246

1.
In January 2022, Focus entered into a revolving credit facility with an Israeli bank, Bank Mizrahi (the “Mizrahi Facility”). The Mizrahi Facility is guaranteed by Focus assets. Advances from the Mizrahi Facility will be used for working capital needs. The Mizrahi Facility has a total commitment of up to NIS 15 million (approximately $6,000) and has a one-year term for on-going needs and 6 months term for imports and purchases needs. The Mizrahi Facility is renewable upon mutual agreement by the parties. The borrowing base is available for draw at any time throughout the Mizrahi Facility and is subject to several covenants to be measured on a quarterly basis (the “Mizrahi Facility Covenants”).

The Mizrahi Facility bears interest at the Israeli Prime interest rate plus 1.5%. During the first quarter of 2023 the Company reduced total commitment to NIS 10,000 (approx. $3,600).

On May 17, 2023, the Company and Bank Mizrahi entered to new credit facility with total commitment of up to NIS 10,000 (approximately $3,600) (the “New Mizrahi Facility”). The New Mizrahi Facility consists of NIS 5,000 credit line and NIS 5,000 loan to be settled with 24 monthly installments from May 2023. This loan bears interest at the Israeli Prime interest rate plus 2.9%.

As of December 31, 2023 Focus has drawn down $3,227 in respect of the new Mizrahi facility (comprised of approx. $1,827 credit line and $1,400 loan). The New Credit facility is also subject to several covenants to be measured on a quarterly basis which are not met as of December 31, 2023, therefore the loan is classified as short-term loan.

The Company's CEO and director, provided to the bank a personal guarantee in the amount of the outstanding borrowed amount, allowing the New Mizrahi Facility to remain effective.

2.
On October 11, 2022, IMC Holdings entered into a loan agreement with A.D.I. Car Alarms Stereo Systems Ltd (“ADI” and the “ADI Agreement”), to borrow a principal amount of NIS 10,500 thousands (approximately $4,000) at an annual interest of 15% (the “ADI Loan”), which is to be repaid within 12 months of the date of the ADI Agreement. The ADI Loan is secured by a second rank land charge on the Logistics Center of Adjupharm. In addition, CEO and Director of the Company, provided a personal guarantee to ADI should the security not be sufficient to cover the repayment of the ADI Loan.

On October 25, 2023, IMC Holdings and ADI signed an amendment to the ADI Agreement, extending the loan period by an additional 3 months. During this extended period, the interest rate will be 15%, with associated fees and commissions of 3% per annum for the application fee and an origination fee of 3% per annum (See also see note 26).

3.
On July 3rd, 2023, the Company entered into a short-term loan agreement with a non-financial institution in the amount of NIS 1,000 thousands (approx. $358). The Loan beard interest rate of 10% and was repaid in October 2023, according to the Loan Agreement terms.

4.
During October 2023, the Company entered into a series of short-term loans for aggregate gross proceeds of NIS 5,882 thousands (approximately $2,000) from certain lenders, including a director and officer of the Company. Out of the aggregate gross proceeds, a director and officer of the Company loaned an amount of NIS 500 thousands (approximately $170) to the Company.